Quarterly Holdings Report
for
Fidelity Advisor Freedom 2070 Fund
December 31, 2025
AFF70-NPRT3-0226
1.9912134.101
Bond Funds - 6.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	162	1,228
Fidelity Series Investment Grade Bond Fund (b)	9	96
Fidelity Series Long-Term Treasury Bond Index Fund (b)	147,659	795,881
TOTAL BOND FUNDS (Cost $796,481)		797,205

Domestic Equity Funds - 52.1%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	61,983	991,720
Fidelity Advisor Series Growth Opportunities Fund (b)	39,832	699,851
Fidelity Series All-Sector Equity Fund (b)	33,182	461,893
Fidelity Series Commodity Strategy Fund (b)	618	59,822
Fidelity Series Intrinsic Opportunities Fund (b)	14,089	149,770
Fidelity Series Large Cap Stock Fund (b)	50,563	1,350,021
Fidelity Series Large Cap Value Index Fund (b)	7,111	129,626
Fidelity Series Opportunistic Insights Fund (b)	33,477	853,999
Fidelity Series Small Cap Core Fund (b)	2,504	33,852
Fidelity Series Small Cap Discovery Fund (b)	10,199	112,082
Fidelity Series Small Cap Opportunities Fund (b)	13,822	224,200
Fidelity Series Stock Selector Large Cap Value Fund (b)	53,799	781,168
Fidelity Series Value Discovery Fund (b)	45,857	780,939
TOTAL DOMESTIC EQUITY FUNDS (Cost $6,555,221)		6,628,943

International Equity Funds - 40.3%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	23,335	460,872
Fidelity Series Emerging Markets Fund (b)	26,399	309,921
Fidelity Series Emerging Markets Opportunities Fund (b)	50,601	1,247,323
Fidelity Series International Growth Fund (b)	51,262	979,626
Fidelity Series International Small Cap Fund (b)	8,156	145,918
Fidelity Series International Value Fund (b)	63,246	986,641
Fidelity Series Overseas Fund (b)	65,673	980,495
Fidelity Series Select International Small Cap Fund (b)	667	9,211
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,871,856)		5,120,007

U.S. Treasury Obligations - 0.2%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/8/2026 (d) (Cost $19,984)	3.86	20,000	19,988

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
Fidelity Series Government Money Market Fund (b)(e) (Cost $143,410)	3.84	143,410	143,410

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,386,952)	12,709,553
NET OTHER ASSETS (LIABILITIES) - 0.0%	5,550
NET ASSETS - 100.0%	12,715,103

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	5	3/2026	172,313	(1,491)

SHORT

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	8	3/2026	99,920	4,035

TOTAL FUTURES CONTRACTS				2,544
The notional amount of long futures as a percentage of Net Assets is 1.4%.
The notional amount of short futures as a percentage of Net Assets is 0.8%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,988.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	189,895	911,415	85,815	113,807	(2,766)	(21,009)	991,720	61,983
Fidelity Advisor Series Growth Opportunities Fund	133,647	630,736	70,154	86,456	(1,553)	7,175	699,851	39,832
Fidelity Advisor Series Small Cap Fund	303	-	296	-	(104)	97	-	-
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	249	1,071	73	37	-	(19)	1,228	162
Fidelity Series All-Sector Equity Fund	86,504	382,437	32,474	22,542	(312)	25,738	461,893	33,182
Fidelity Series Canada Fund	75,133	374,335	25,282	8,531	(295)	36,981	460,872	23,335
Fidelity Series Commodity Strategy Fund	-	59,457	2	54	-	367	59,822	618
Fidelity Series Emerging Markets Fund	63,573	248,095	38,916	6,990	(757)	37,926	309,921	26,399
Fidelity Series Emerging Markets Opportunities Fund	254,440	1,007,051	170,120	28,983	(3,408)	159,360	1,247,323	50,601
Fidelity Series Government Money Market Fund	-	372,358	228,948	2,275	-	-	143,410	143,410
Fidelity Series International Developed Markets Bond Index Fund	-	1,641	1,661	1	20	-	-	-
Fidelity Series International Growth Fund	198,708	869,140	81,458	70,937	(1,520)	(5,244)	979,626	51,262
Fidelity Series International Small Cap Fund	32,687	126,832	9,258	16,787	(35)	(4,308)	145,918	8,156
Fidelity Series International Value Fund	197,469	877,943	128,537	91,320	(422)	40,188	986,641	63,246
Fidelity Series Intrinsic Opportunities Fund	31,599	123,517	4,420	11,342	(140)	(786)	149,770	14,089
Fidelity Series Investment Grade Bond Fund	991	138,802	139,548	366	(149)	-	96	9
Fidelity Series Large Cap Stock Fund	255,718	1,124,215	115,364	90,604	(865)	86,317	1,350,021	50,563
Fidelity Series Large Cap Value Index Fund	25,075	107,621	8,966	3,990	13	5,883	129,626	7,111
Fidelity Series Long-Term Treasury Bond Index Fund	170,340	683,441	55,170	12,756	(1,070)	(1,660)	795,881	147,659
Fidelity Series Opportunistic Insights Fund	163,677	769,132	63,014	109,560	(757)	(15,039)	853,999	33,477
Fidelity Series Overseas Fund	197,864	886,231	75,681	74,708	(1,163)	(26,756)	980,495	65,673
Fidelity Series Select International Small Cap Fund	440	12,847	4,895	238	212	607	9,211	667
Fidelity Series Small Cap Core Fund	8,113	24,489	2,506	256	(129)	3,885	33,852	2,504
Fidelity Series Small Cap Discovery Fund	23,184	91,585	3,291	8,938	(68)	672	112,082	10,199
Fidelity Series Small Cap Opportunities Fund	45,268	166,088	6,863	7,801	11	19,696	224,200	13,822
Fidelity Series Stock Selector Large Cap Value Fund	151,049	689,275	75,029	51,585	(1,119)	16,992	781,168	53,799
Fidelity Series Value Discovery Fund	151,239	679,204	82,305	39,305	(456)	33,257	780,939	45,857
	2,457,165	11,358,958	1,510,046	860,169	(16,832)	400,320	12,689,565

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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